Exhibit 10.1

AGREEMENT

CONCERNING THE EXCHANGE OF SECURITIES

BY AND AMONG

NEWBRIDGE REORGANIZATION, INC.

AND

BEVERAGE ACQUISITION CORPORATION AND

THE SECURITY HOLDERS OF BEVERAGE ACQUISITION CORPORATION

INDEX

ARTICLE I - EXCHANGE OF SECURITIES

1.1	- Issuance of Securities
1.2	- Corporate Action by Newbridge
1.3	- Exemption from Registration

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF BAC

2.1	- Organization
2.2	- Capital
2.3	- Subsidiaries
2.4	- Directors and Officers
2.5	- Financial Statements
2.6	- Absence of Changes
2.7	- Absence of Undisclosed Liabilities
2.8	- Tax Returns
2.9	- Investigation of Financial Condition
2.10	- Proprietary Rights
2.11	- Compliance with Laws
2.12	- Litigation
2.13	- Authority
2.14	- Ability to Carry Out Obligations
2.15	- Full Disclosure
2.16	- Assets
2.17	- Material Contracts
2.18	- Indemnification
2.19	- Criminal or Civil Acts
2.20	- Restricted Securities

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF NEWBRIDGE

3.1	- Organization
3.2	- Capital
3.3	- Subsidiaries
3.4	- Directors and Officers
3.5	- Financial Statements
3.6	- Absence of Changes
3.7	- Absence of Undisclosed Liabilities
3.8	- Tax Returns

i

3.9	- Investigation of Financial Condition
3.10	- Proprietary Rights
3.11	- Compliance with Laws
3.12	- Litigation
3.13	- Authority
3.14	- Ability to Carry Out Obligations
3.15	- Full Disclosure
3.16	- Assets
3.17	- Material Contracts
3.18	- Indemnification
3.19	- Criminal or Civil Acts

ARTICLE IV - COVENANTS PRIOR TO THE CLOSING DATE

4.1	- Investigative Rights
4.2	- Conduct of Business

ARTICLE V - CONDITIONS PRECEDENT TO NEWBRIDGE’S PERFORMANCE

5.1	- Conditions
5.2	- Accuracy of Representations
5.3	- Performance
5.4	- Absence of Litigation
5.5	- Officer’s Certificate
5.6	- Private Placement
5.7	- Corporate Action
5.8	- Purchase from Nutri Systems, Inc

ARTICLE VI - CONDITIONS PRECEDENT TO BAC’S PERFORMANCE

6.1	- Conditions
6.2	- Accuracy of Representations
6.3	- Performance
6.4	- Absence of Litigation
6.5	- Officer’s Certificate
6.6	- Directors of Newbridge
6.7	- Officers of Newbridge

6.8	- Corporate Action

ARTICLE VII - CLOSING

7.1	- Closing

ARTICLE VIII - COVENANTS SUBSEQUENT TO THE CLOSING DATE

8.1	- Registration and Listing

ARTICLE IX- MISCELLANEOUS

9.1	- Captions and Headings
9.2	- No Oral Change
9.3	- Non-Waiver
9.4	- Time of Essence
9.5	- Entire Agreement
9.6	- Choice of Law
9.7	- Counterparts
9.8	- Notices
9.9	- Binding Effect
9.10	- Mutual Cooperation
9.11	- Finders
9.12	- Announcements
9.13	- Expenses
9.14	- Survival of Representations and Warranties
9.15	- Exhibits
9.16	- Legal Counsel

Signatures

EXHIBITS

Allocation of Securities	Exhibit 1.1
Subscription Agreement	Exhibit 1.2
Financial Statements of Newbridge	Exhibit 3.5
Agreement with Nutri Systems, Inc	Exhibit 5.8

AGREEMENT

AGREEMENT made this      day of                   , 2002, by and between NEWBRIDGE REORGANIZATION, INC., a Nevada corporation (“Newbridge”), BEVERAGE ACQUISITION CORPORATION, a Delaware corporation (“BAC”), and the security holders of BAC (the “BAC Security Holders”) who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.2, hereto.

WHEREAS, Newbridge desires to acquire all of the issued and outstanding common stock of BAC from the BAC Security Holders in exchange for newly issued unregistered shares of common stock of Newbridge;

WHEREAS, BAC desires to assist Newbridge in acquiring all of the issued and outstanding common stock of BAC pursuant to the terms of this Agreement; and

WHEREAS, all of the BAC Security Holders, by execution of Exhibit 1.2 hereto, agree to exchange all 4,000,000 common shares of BAC for 2,750,000 common shares of Newbridge.

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I

Exchange of Securities

1.1      Issuance of Securities. Subject to the terms and conditions of this Agreement, Newbridge agrees to issue and exchange 2,750,000 fully paid and nonassessable unregistered shares of Newbridge’s no par value common stock (the “Newbridge Shares”) for all 4,000,000 issued and outstanding shares of the $.001 par value common stock of BAC (the “BAC Shares”) held by the BAC Security Holders. All Newbridge common stock will be issued directly to the BAC Security Holders on the Closing Date, pursuant to the schedule set forth in Exhibit 1.1.

1.2      Corporate Action by Newbridge. Prior to the closing date of this Agreement (the “Closing Date”), Newbridge will (i) reverse split its common stock on the basis of one share for each eight shares outstanding and (ii) change its name to “Sweet Success Enterprises, Inc.”

1.3      Exemption from Registration. The parties hereto intend that all Newbridge common stock to be issued to the BAC Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder. In furtherance thereof, the BAC Security Holders will execute and deliver to Newbridge on the Closing Date a copy of the Subscription Agreement set forth in Exhibit 1.2 hereto.

ARTICLE II

Representations and Warranties of BAC

BAC hereby represents and warrants to Newbridge that:

2.1      Organization. BAC is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.2      Capital. The authorized capital stock of BAC consists of 50,000,000 authorized shares of $.001 par value common stock, of which 4,000,000 shares of common stock are outstanding, and 10,000,000 shares of $.001 par value preferred stock, none of which is outstanding. All of the outstanding common stock of BAC is duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating BAC to issue or to transfer from treasury any additional shares of its capital stock of any class.

2.3      Subsidiaries. BAC does not have any subsidiaries or own any interest in any other enterprise.

2.4      Directors and Officers. The names and titles of the directors and officers of BAC as of the date of this Agreement are as follows: William Albright, Chief Executive Officer and Director; William Gallagher, Chairman of the Board of Directors; Joseph Fazzone, Chief Financial Officer and Director; and William Nixon, Chief Marketing Strategist.

2.5      Financial Statements. BAC was formed in September 2002 and has no assets or liabilities.

2.6      Absence of Changes. BAC has had no operations.

2.7      Absence of Undisclosed Liabilities. As of September 30, 2002, BAC did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

2.8      Tax Returns. BAC has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by BAC.

2.9      Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Newbridge, its legal counsel and accountants shall have the opportunity to meet with BAC’ accountants and attorneys to discuss the financial condition of BAC. BAC shall make available to Newbridge all books and records of BAC.

2.10    Proprietary Rights. Upon acquisition of the Sweet Success business described in Section 5.8, BAC will own all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information and other rights necessary or material to its business as now conducted or proposed to be conducted.

2.11    Compliance with Laws. BAC has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws.

2.12    Litigation. BAC is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of BAC, threatened against or affecting BAC or its business, assets or financial condition.  BAC is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. BAC is not engaged in any material litigation to recover monies due to it.

2.13    Authority. The Board of Directors of BAC has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and BAC has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of BAC and is enforceable in accordance with its terms and conditions. By execution of Exhibit 1.2, all of die BAC Security Holders have agreed to and have approved the terms of this Agreement.

2.14    Ability to Carry Out Obligations. The execution and delivery of this Agreement by BAC and the performance by BAC of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result. in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which BAC is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of BAC, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of BAC.

2.15    Full Disclosure. None of the representations and warranties made by BAC herein or in any exhibit, certificate or memorandum furnished or to be furnished by BAC, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16    Assets. BAC has no assets.

2.17    Material Contracts. BAC does not have any material contracts, except its agreement with Nutri Systems, Inc. described in Section 5.8, below.

2.18    Indemnification. BAC agrees to indemnify, defend and hold Newbridge harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by BAC in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by BAC under this Agreement or (ii) any untrue statement made by BAC in this Agreement.

2.19    Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of BAC has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission proceeding.

2.20    Restricted Securities. BAC and the BAC Security Holders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the Newbridge Shares issued by Newbridge are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

ARTICLE III

Representations and Warranties of Newbridge

Newbridge represents and warrants to BAC that:

3.1      Organization. Newbridge is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2      Capital. The authorized capital stock of Newbridge on the Closing Date will consist of (i) 60,000,000 shares of $.0001 par value common stock, of which 375,000 shares of common stock will be issued and outstanding on the Closing Date, (ii) 375,000 Class A common stock purchase warrants, 375,000 Class B common stock purchase warrants and 375,000 Class C common stock purchase warrants (the “Class A”, “Class B” and “Class C” warrants), exercisable to purchase shares of Newbridge’s common stock at $1.50 per share, $2.00 per share and $3.00 per share, respectively. All of Newbridge’s outstanding securities are duly and validly issued, fully paid and nonassessable. There are no other outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Newbridge to issue or to transfer from treasury any additional shares of its capital stock of any class except shares issuable under this Agreement.

3.3      Subsidiaries. Newbridge does not have any subsidiaries or own any interest in any Other enterprise,

3.4      Directors and Officers. The names and titles of the directors and officers of Newbridge are: Jack D. Kelley, President and Director; James A. Eller, Secretary and Director; and Derold L. Kelley, Director.

3.5      Financial Statements. Exhibit 3.5 hereto consists of the unaudited financial statements of Newbridge for the period ended September 30, 2002 (the “Newbridge Financial Statements”), The Newbridge Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Newbridge throughout the period indicated, and fairly present the financial position of Newbridge as of the date of the balance sheets included in the Newbridge Financial Statements and the results of operations for the period indicated.

3.6      Absence of Changes. Since September 30, 2002, there has not been any material change in the financial condition or operations of Newbridge, except as contemplated by this Agreement.

3.7      Absence of Undisclosed Liabilities. As of September 30, 2002, Newbridge did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Newbridge Financial Statements.

3.8      Tax Returns.  Within the times and in the manner prescribed by law, Newbridge has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.

3.9      Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, BAC, its legal counsel and accountants shall have the opportunity to meet with Newbridge’s accountants and attorneys to discuss the financial condition of Newbridge. Newbridge shall make available to BAC all books and records of Newbridge.

3.10    Proprietary Rights. Newbridge does not have any patents, trademarks, service marks, trade names or copyrights.

3.11    Compliance with Laws.  Newbridge has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

3.12    Litigation. Newbridge is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Newbridge, threatened against or affecting Newbridge or its business, assets or financial condition. Newbridge is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Newbridge is not engaged in any material litigation to recover monies due to it.

3.13    Authority. The Board of Directors of Newbridge has authorized the execution of this Agreement and the transactions contemplated herein, and Newbridge has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Newbridge, and is enforceable in accordance with its terms and conditions.

3.14    Ability to Carry Out Obligations. The execution and delivery of this Agreement by Newbridge and the performance by Newbridge of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which Newbridge is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Newbridge, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Newbridge.

3.15    Full Disclosure. None of the representations and warranties made by Newbridge herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Newbridge or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

3.16    Assets. Newbridge has no assets.

3.17    Material Contracts. Newbridge has no material contracts.

3.18    Indemnification. Newbridge agrees to indemnify, defend and hold BAC harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by Newbridge in performing any of its covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Newbridge under this Agreement, or (ii) any untrue statement made by Newbridge in this Agreement.

3.19    Criminal or Civil Acts. For a period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Newbridge has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission proceeding. Newbridge previously filed for protection under the provisions of Chapter 11 of the U.S. Bankruptcy Act, and its plan of reorganization was confirmed by the Bankruptcy Court in September 2002.

ARTICLE IV

Covenants Prior to the Closing Date

4.1      Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request.

4.2      Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

ARTICLE V

Conditions Precedent to Newbridge’s Performance

5.1      Conditions. Newbridge’s obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article V. Newbridge may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Newbridge of any other condition of or any of Newbridge’s other rights or remedies, at law or in equity, if BAC shall be in default of any of its representations, warranties or covenants under this Agreement.

5.2      Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by BAC in this Agreement or in any written statement that shall be delivered to Newbridge by BAC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3      Performance. BAC shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

5.4      Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against BAC on or before the Closing Date.

5.5      Officer’s Certificate. BAC shall have delivered to Newbridge a certificate dated the Closing Date signed by the Chief Executive Officer of BAC certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

5.6      Private Placement. Prior to the Closing Date, BAC shall have arranged for investors to purchase 80,000 units of Newbridge’s post-reverse split securities from Earnest Mathis at $2.75 per unit for a total of $220,000. Each unit will consist of one share of common stock, one Class A, one Class B and one Class C warrant. Accordingly, Mr. Mathis will own 220,000 shares of common stock and 220,000 Class A, Class B and Class C warrants on the Closing Date.

5.7      Corporate Action. BAC shall have obtained the approval of the BAC Security Holders for the transaction contemplated by this Agreement.

5.8      Purchase from Nutri Systems, Inc. Within 90 days from the Closing Date, the BAC stockholders shall cause Newbridge to acquire the rights to the Sweet Success business from Nutri Systems, Inc. for $200,000 in cash pursuant to the agreement with Nutri Systems, Inc. attached as Exhibit 5.8. On the closing date of BAC’s acquisition of Sweet Success, Newbridge shall issue to Nutri Systems, Inc. common stock purchase warrants to purchase 200,000 shares of Newbridge at $5.00 per share at any time until November 30, 2005 as additional consideration for the acquisition of such rights.

ARTICLE VI

Conditions Precedent to BAC’ Performance

6.1      Conditions. BAC’ obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article VI. BAC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by BAC of any other condition of or any of BAC’ rights or remedies, at law or in equity, if Newbridge shall be in default of any of its representations, warranties or covenants under this Agreement.

6.2      Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Newbridge in this Agreement or in any written statement that shall be delivered to BAC by Newbridge under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3      Performance. Newbridge shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4      Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Newbridge on or before the Closing Date.

6.5      Officer’s Certificate. Newbridge shall have delivered to BAC a certificate dated the Closing Date signed by the Chief Executive Officer of Newbridge certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

6.6      Directors of Newbridge. On the Closing Date, the Board of Directors of Newbridge shall elect the three directors of BAC to Newbridge’s Board of Directors and shall themselves then resign as directors.

6.7      Officers of Newbridge. On the Closing Date, the newly constituted Board of Directors of Newbridge shall elect such officers of Newbridge as they shall determine.

6.8      Corporate Action.  Prior to the Closing Date, Newbridge will take the corporate action described in Section 1.2, above.

ARTICLE VII

Closing

7.1      Closing. The Closing of this Agreement shall be held at the offices of Gary A. Agron, at any mutually agreeable time and date (the “Closing Date”) prior to November 30, 2002, unless extended by mutual agreement. At the Closing:

(a)                                                          BAC shall deliver to Newbridge copies of Exhibit 1.2 executed by all of the BAC Security Holders together with certificates representing all outstanding BAC securities duly endorsed to Newbridge;

(b)                                                         Newbridge shall deliver to the BAC Security Holders 2,750,000 shares of Newbridge’s common stock, for which the BAC Shares have been exchanged, pursuant to the computations set forth in Exhibit 1.1 hereto and the common stock purchase warrants described in Section 5.8;

(c)                                                          Newbridge shall deliver (i) the officer’s certificate described in Section 6.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement;

(d)                                                         BAC shall deliver (i) the officer’s certificate described in Section 5.5 and (ii) a signed consent and/or minutes of its shareholders and directors approving this Agreement and each matter to be approved under this Agreement.

ARTICLE VIII

Covenants Subsequent to the Closing Date

8.1      Registration and Listing. Within 90 days following the Closing Date, the newly constituted executive officers and directors of Newbridge shall close the acquisition with Nutri Systems, Inc. described in Section 5.8 and shall also use their best efforts to:

(a)                                                          List Newbridge’s common stock on the OTC Bulletin Board and in Standard & Poor’s OTC or corporate manual;

(b)                                                         Maintain a continuous listing of Newbridge’s common stock on the Electronic Bulletin Board.

ARTICLE IX

Miscellaneous

9.1      Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

9.2      No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification, or discharge is sought.

9.3      Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4      Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

9.5      Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6      Choice of Law. This Agreement and its application shall be governed by the laws of the state of Colorado.

9.7      Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8      Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

Newbridge:

Newbridge Reorganization, Inc.

2560 W. Main Street, Suite 200

Littleton, Colorado 80120

Attn: James A. Eller, Secretary

BAC:

Beverage Acquisition Corporation

8005 Rappahannock Avenue

Jessup, Maryland 20794

Attn: William Albright, Chief Executive Officer

9.9      Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10    Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.11    Finders. There are no finders in connection with this transaction.

9.12    Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

9.13    Expenses. Each party will bear their own expenses incurred in connection with this Agreement.

9.14    Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument,

certificate, opinion or other writing providing for in it, shall survive the Closing, including but not limited to the covenants set forth in Article VIII, above, and this Article IX.

9.15    Exhibits. As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

9.16    Legal Counsel. Newbridge has been represented by Gary A. Agron, Esq. in connection with this Agreement.   BAC has retained such counsel as it has deemed appropriate to review this Agreement.

In witness whereof, the parties have executed this Agreement on the date indicated above.

NEWBRIDGE REORGANIZATION, INC.		BEVERAGE ACQUISITION CORPORATION

By	/s/ Jack D. Kelley	By	/s/ William Albright
	Jack D. Kelley		William Albright
	President		Chief Executive Officer

EXHIBIT 1.1

SCHEDULE OF BAC COMMON STOCKHOLDERS

AND

ALLOCATION OF NEWBRIDGE COMMON SHARES

Name of BAC Stockholder	Number of BAC Shares Exchanged	Number of Newbridge Common Shares To Be Issued

William Albright and Stephanie B. Albright	2,000,000	1,375,000
Arsenal Holdings, Inc.	2,000,000	1,375,000

Totals	4,000,000	2,750,000

EXHIBIT 1.2

SUBSCRIPTION AGREEMENT

In connection with my exchange of $.001 par value common stock of Beverage Acquisition Corporation, Inc. (“BAC”), for the $.0001 par value common stock of Newbridge Reorganization, Inc. (“Newbridge”), I acknowledge the matters set forth below and promise that the statements made herein are true. I understand that Newbridge is relying on my truthfulness in issuing its securities to me.

I hereby represent and warrant to Newbridge that I have the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of mine, enforceable against me in accordance with its terms. I own the securities in BAC that I am exchanging for securities of Newbridge free and clear of all pledges, liens, encumbrances, security interests, equities, claims, options, preemptive rights, rights of first refusal, or any other limitation on my ability to vote such securities or to transfer such securities to Newbridge. I have full right, title and interest in and to the BAC securities that I am exchanging.

I understand that Newbridge’s common stock (the “Securities) are being issued to me in a private transaction in exchange for my securities in BAC and in reliance upon the exemption provided in section 4(2) of the Securities Act of 1933, as amended (the “Act”) for non-public offerings and pursuant to the Agreement Concerning the Exchange of Securities between Newbridge and BAC (“Agreement”). I understand that the Securities are “restricted” under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one. I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of its issuance.

I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution. I agree not to dispose of any Securities unless and until counsel for Newbridge shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of Newbridge has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of Newbridge, and I have received satisfactory answers to any questions I asked.

In acquiring the Securities, I have reviewed the Agreement and have made such independent investigations of Newbridge as I deemed appropriate. I am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities.

I understand that the Securities are highly speculative, involves a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment. Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities. I know that Newbridge is a “shell” company with no significant assets or liabilities, its financial affairs can fluctuate dramatically from time to time, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk. Even if the Securities became worthless, I could still maintain my standard of living without significant hardship on me or my family.

By signing this Agreement, I also accept and agree to abide by the terms and conditions of the Agreement as if I had executed the Agreement itself.

Dated as of this       day of                     , 2002.

Signature

Name, Please Print

Residence Address

City, State and Zip Code

Area Code and Telephone Number

Social Security Number

Number of BAC shares exchanged

EXHIBIT 1.2

SUBSCRIPTION AGREEMENT

In connection, with my exchange of $.001 par value common stock of Beverage Acquisition Corporation, Inc. (“BAC”), for the $.0001 par value common stock of Newbridge Reorganization, Inc. (“Newbridge”), I acknowledge the matters set forth below and promise that the statements made herein are true. I understand that Newbridge is relying on my truthfulness in issuing its securities to me.

I hereby represent and warrant to Newbridge that I have the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of mine, enforceable against me in accordance with its terms. I own the securities in BAC that I am exchanging for securities of Newbridge free and clear of all pledges, liens, encumbrances, security interests, equities, claims, options, preemptive rights, rights of first refusal, or any other limitation on my ability to vote such securities or to transfer such securities to Newbridge. I have full right, title and interest in and to the BAC securities that I am exchanging.

I understand that Newbridge’s common stock (the “Securities) are being issued to me in a private transaction in exchange for my securities in BAC and in reliance upon the exemption provided in section 4(2) of the Securities Act of 1933, as amended (the “Act”) for non-public offerings and pursuant to the Agreement Concerning the Exchange of Securities between Newbridge and BAC (“Agreement”). I understand that the Securities are “restricted” under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one. I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of its issuance.

I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution. I agree not to dispose of any Securities unless and until counsel for Newbridge shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of Newbridge has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of Newbridge, and I have received satisfactory answers to any questions I asked.

In acquiring the Securities, I have reviewed the Agreement and have made such independent investigations of Newbridge as I deemed appropriate. I am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities.

I understand that the Securities are highly speculative, involves a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment. Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities. I know that Newbridge is a “shell” company with no significant assets or liabilities, its financial affairs can fluctuate dramatically from time to time, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk. Even if the Securities became worthless, I could still maintain my standard of living without significant hardship on me or my family.

By signing this Agreement, I also accept and agree to abide by the terms and conditions of the Agreement as if I had executed the Agreement itself.

Dated as of this     day of           , 2002.

/s/ William Gallagher
Signature

William Gallagher
Name, Please Print

1250 NE LOOP 410 #339
Residence Address

SAN ANTONIO, TX 78209
City, State and Zip Code

210-824-2496
Area Code and Telephone Number

###-##-####
Social Security Number

Number of BAC shares exchanged

FACSIMILE TRANSMITTAL SHEET

TO: Gary			FROM: Ben Gallagher

COMPANY:			DATE:

FAX NUMBER: 303.770.7257			TOTAL NO. OF PAGES INCLUDING COVER:

PHONE NUMBER:			SENDERS REFERENCE NUMBER:

RE:			COPY TO:

☐ URGENT	☒ FOR REVIEW	☐ PLEASE COMMENT	☐ PLEASE REPLY	☐ PLEASE RECYCLE

NOTES/COMMENTS

1250 N.E. Loop 410, Suite 335 - San Antonio, Texas 78209 - (210) 824-2496 voice
(210) 824-3398 fax - (E-mail) jagcap@texas.net

EXHIBIT 1.2

SUBSCRIPTION AGREEMENT

In connection with my exchange of $.001 par value common stock of Beverage Acquisition Corporation, Inc. (“BAC”), for the $.0001 par value common stock of Newbridge Reorganization, Inc. (“Newbridge”), I acknowledge the matters set forth below and promise that the statements made herein are true. I understand that Newbridge is relying on my truthfulness in issuing its securities to me.

I hereby represent and warrant to Newbridge that I have the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of mine, enforceable against me in accordance with its terms. I own the securities in BAC that I am exchanging for securities of Newbridge free and clear of all pledges, liens, encumbrances, security interests, equities, claims, options, preemptive rights, rights of first refusal, or any other limitation on my ability to vote such securities or to transfer such securities to Newbridge. I have full right, title and interest in and to the BAC securities that I am exchanging.

I understand that Newbridge’s common stock (the “Securities) are being issued to me in a private transaction in exchange for my securities in BAC and in reliance upon the exemption provided in section 4(2) of the Securities Act of 1933, as amended (the “Act”) for non-public offerings and pursuant to the Agreement Concerning the Exchange of Securities between Newbridge and BAC (“Agreement”). I understand that the Securities are “restricted” under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one. I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of its issuance.

I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution. I agree not to dispose of any Securities unless and until counsel for Newbridge shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of Newbridge has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of Newbridge, and I have received satisfactory answers to any questions I asked.

In acquiring the Securities, I have reviewed the Agreement and have made such independent investigations of Newbridge as I deemed appropriate. I am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities.

I understand that the Securities are highly speculative, involves a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment. Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities. I know that Newbridge is a “shell” company with no significant assets or liabilities, its financial affairs can fluctuate dramatically from time to time, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk. Even if the Securities became worthless, I could still maintain my standard of living without significant hardship on me or my family.

By signing this Agreement, I also accept and agree to abide by the terms and conditions of the Agreement as if I had executed the Agreement itself.

Dated as of this 14 day of November, 2002.

/s/ William A. Albright Stephanie B. Albright
Signature

William A. Albright Stephanie B. Albright
Name, Please Print

1880 Woodstock Rd.
Residence Address

Woodstock Md 21163
City, State and Zip Code

443 745 4759
Area Code and Telephone Number

###-##-####/###-##-####
Social Security Number

2,000,000
Number of BAC shares exchanged

NEW BRIDGE REORGANIZATION CORP.

OFFICER'S CERTIFICATE

The undersigned, Jack D. Kelley, President of New Bridge Reorganization Corp., herewith certifies pursuant to Section 6.5 of that certain Agreement Concerning The Exchange Of Securities By And Among New Bridge Reorganization Corp. And Beverage Acquisition Corporation And the Security Holders of Beverage Acquisition Corporation (“Agreement”) that each of the conditions specified in Article VI of the Agreement and all of the representations set forth in Article III of the Agreement are true and correct as of this date.

NEW BRIDGE REORGANIZATION CORP.

By	/s/ Jack D. Kelley
Jack D. Kelley, President

Date: November 18, 2002

BEVERAGE ACQUISITION CORPORATION
OFFICER’S CERTIFICATE

The undersigned, William Albright, Chief Executive Officer of Beverage Acquisition Corporation, herewith certifies pursuant to Section 5.5 of that certain Agreement Concerning The Exchange Of Securities By And Among New Bridge Reorganization Corp. And Beverage Acquisition Corporation And the Security Holders of Beverage Acquisition Corporation (“Agreement”) that each of the conditions specified in Article V of the Agreement and all of the representations set forth in Article II of the Agreement are true and correct as of this date.

BEVERAGE ACQUISITION CORPORATION

By	/s/ William Albright
William Albright, Chief Executive Officer

Date: November 18, 2002

MINUTES OF ACTION TAKEN
BY CONSENT OF DOCTORS OF
NEW BBIDGE REORGANIZATION CORP.
a Nevada corporation

The undersigned, being all of the directors of New Bridge Reorganization Corp., a Nevada corporation (the “Corporation”), hereby consent to, vote in favor of, and adopt the following resolutions:

I.

APPROVAL OF AGREEMENT
CONCERNING THE EXCHANGE OF SECURITIES

RESOLVED, that the terms and conditions of the Agreement Concerning the Exchange of Securities (the “Exchange Agreement”) by and among Newbridge Reorganization, Inc. and Beverage Acquisition Corporation and the Security Holders of Beverage Acquisition Corporation, a Delaware corporation (“BAC”), a copy of which is attached as Exhibit A and made a part hereof, are hereby approved and ratified.

FURTHER RESOLVED, that the appropriate officers of the Corporation are hereby authorized and directed to take all actions and execute all documents, including but not limited to the Exchange Agreement, necessary and advisable on behalf of the Corporation for the Corporation to perform its obligations and complete the transaction as set forth in the Exchange Agreement.

FURTHER RESOLVED, that all transactions contemplated by the Exchange Agreement are hereby approved and the Corporation is authorized and directed to issue 2,750,000 shares of fully paid and non-assessable unregistered shares of the Corporation’s $,0001 par value common stock in exchange for 4,000,000 issued and outstanding shares of the $.00l par value common stock of BAC.

This Consent of Directors may be executed in counterparts, all of which taken together shall constitute a single instrument, and when signed by all of the directors of the Corporation may be certified by any proper officer of the Corporation has having unanimously been adopted by a vote of the directors as of the effective date set forth below. A facsimile signature shall be deemed an original signature for all purposes.

1

This Consent of Directors is executed effective November 15, 2002.

ALL MEMBERS OF THE BOARD OF DIRECTORS OF NEW BRIDGE REORGANIZATION CORP. a Nevada Corporation

Jack D. Kelley

Derold L. Kelley

/s/ James A. Eller
James A. Eller

2

This Consent of Directors is executed effective November 15, 2002.

ALL MEMBERS OF THE BOARD OF DIRECTORS OF NEW BRIDGE REORGANIZATION CORP. a Nevada Corporation

/s/ Jack D. Kelley
Jack D. Kelley

/s/ Derold L. Kelley
Derold L. Kelley

James A. Eller

3

INCORPORATED UNDER THE LAWS OF THE

STATE OF DELAWARE

NUMBER		SHARES

BEVERAGE ACQUISITION CORPORATION

Authorized Common Shares		50,000,000

This Certifies that ARSENAL HOLDINGS, INC. is the registered holder of Two Million (2,000,000) Shares of the Common Stock of Beverage Acquisition Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 18th day of September aD 2002

/s/ William Gallagher		/s/ William Albright
William Gallagher, Secretary		William Albright, President

SHARES	$.0001 PAR VALUE	EACH

CORPORATE EXPRESS BALTIMORE, MD.

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, under the Delaware Securities Act, or under the securities acts of any other state or jurisdiction.  No sale, offer to sell or other transfer of these securities may be made unless pursuant to an effective registration statement, or unless in the opinion of counsel of the issuer, the proposed disposition may be made pursuant to a valid exemption from the registration provisions of those acts.

CERTIFICATE

FOR
2,000,000

SHARES

of the
Common Stock
of
BEVERAGE ACQUISITION
CORPORATION

ISSUED TO

ARSENAL HOLDINGS, INC.

DATED

September, 2002

For Value Received,         hereby sell, assign and transfer unto                                                                                                                                                                                                         Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Gary Agron Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
In presence of	/s/ William Albright
President

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE [ILLEGIBLE] OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

INCORPORATED UNDER THE LAWS OF THE

STATE OF DELAWARE

NUMBER		SHARES

BEVERAGE ACQUISITION CORPORATION

Authorized Common Shares		50,000,000

WILLIAM AND STEPHANIE B. ALBRIGHT
This Certifies that as tenancy by the entirety is the registered holder of Two Million (2,000,000) Shares of the Common Stock of Beverage Acquisition Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 18th day of September aD 2002

/s/ William Gallagher		/s/ William Albright
William Gallagher, Secretary		William Albright, President

SHARES	$.0001 PAR VALUE	EACH

CORPORATE EXPRESS BALTIMORE, MD.

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, under the Delaware Securities Act, or under the securities acts of any other state or jurisdiction.  No sale, offer to sell or other transfer of these securities may be made unless pursuant to an effective registration statement, or unless in the opinion of counsel of the issuer, the proposed disposition may be made pursuant to a valid exemption from the registration provisions of those acts.

CERTIFICATE

FOR
2,000,000

SHARES

of the
Common Stock
Of
BEVERAGE ACQUISITION
CORPORATION

ISSUED TO
William and Stephanie B. Albright
as tenancy by the entirety

DATED

September, 2002

For Value Received,         hereby sell, assign and transfer unto                                                                                                                                                                                                               Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Gary Agron Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated	November 19	2002
	In presence of		/s/ Stephanie B. Albright
	/s/		Stephanie B. Albright

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE [ILLEGIBLE] OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.